UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2023

Date of reporting period:	March 1, 2022 – February 28, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Small Cap Value Fund

Annual report
2 | 28 | 23

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Value funds look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

FUND SYMBOL
CLASS A
PSLAX

Putnam
Small Cap Value
Fund

Annual report
2 | 28 | 23

Message from the Trustees

April 5, 2023

Dear Fellow Shareholder:

In the first few months of 2023, we have seen continued U.S. economic growth, a strong jobs market, and persistent inflation. Stocks and bonds rallied in January but pulled back when reports of rising prices caused concern that the U.S. Federal Reserve would raise interest rates more than expected. Generally speaking, the Fed wants to slow economic activity to ease price pressures, but without causing a recession.

While Putnam’s investment teams are aware of the Fed’s balancing act, they remain focused on analyzing companies and individual securities. They see the potential risks in today’s economic environment but also monitor how businesses adjust and strive to perform well, even in an uncertain economy. Their insights help them carefully select securities and build portfolios to pursue returns for you.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Lipper peer group median is provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/28/23. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on pages 13–14.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Small Cap Value Fund

How was the market environment for U.S. small-cap value stocks during the 12 months ended February 28, 2023?

Small-cap value stocks, along with the broader equity markets, faced a difficult market environment. The Russia-Ukraine War contributed to geopolitical uncertainty and raised concerns about soaring energy prices and the impact of sanctions on economic growth. Supply chain disruptions, food shortages, a tight labor market, and Covid-19 lockdowns in China intensified inflationary pressures.

To address the high inflation, the Federal Reserve raised its benchmark short-term rate eight times during the 12-month period, from 0.00%–0.25% to 4.50%–4.75%. Yields on U.S. Treasuries underwent a substantial adjustment due to the Fed’s actions and market expectations. Investors feared the Fed’s aggressive interest-rate tightening might tip the U.S. economy into a recession. Corporate earnings outlooks declined for many companies. The technology sector, along with other growth-oriented sectors, was especially hard hit by concerns about the Fed’s interest-rate hikes. As a result, value stocks outperformed growth stocks for the period.

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Allocations are shown as a percentage of the fund’s net assets as of 2/28/23. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/23. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Small Cap Value Fund

Eight of the eleven sectors comprising the Russell 2000 Value Index [the fund’s benchmark] posted negative results, with communication services [–29.50%] and health care [–16.46%] registering the most disappointing results. Only the energy [38.30%], industrials [3.07%], and utilities [1.90%] sectors delivered positive results.

How did the fund perform during the reporting period?

For the 12 months ended February 28, 2023, the fund outperformed its benchmark but underperformed the median return of its Lipper peer group, Small-Cap Value Funds. Strong stock selection in information technology, industrials, materials, and health care was the primary driver of the fund’s outperformance of its benchmark.

What individual holdings detracted most from performance during the period?

Brookdale Senior Living, which owns and operates senior housing across the United States, was the top detractor. While Brookdale was greatly affected by the pandemic, it saw improving occupancy trends in 2022 as seniors started returning to assisted living care. Despite demand for its services, the company saw strong wage pressure in its nursing and allied health positions. Brookdale passed this cost on in the form of higher rental rates. However, management decided to raise additional capital by issuing more stock to shore up the company’s balance sheet. The dilution led to a sell-off in the stock. Despite these headwinds, we believe the company will be able to pass along cost pressures and meet its financing obligations. We continue to hold the stock in the portfolio.

Aveanna Healthcare, which provides care to high-cost patient populations, also struggled. Despite demand for its services, continued skilled nursing shortages and ongoing inflationary wage pressures weighed on profits. We continue to like Aveanna’s platform, especially its services for pediatric patients, and believe the company should regain its footing once labor headwinds subside.

What individual holdings made the most significant contributions?

The fund’s top-performing holding was Scorpio Tankers, a company that leases tanker vessels for transporting refined petroleum products. Following Russia’s invasion of Ukraine, we acquired the stock believing a rearrangement of world energy flows would increase tanker ton-miles and lead to improved pricing. Our thesis proved correct, and the stock delivered a triple-digit gain for the period. After such a strong rally, we trimmed the position to lock in profits.

Lantheus, a provider of innovative diagnostic imaging agents, targeted therapeutics, and artificial intelligence solutions, was another notable performer. Pylarify, Lantheus’s key asset, is used to detect prostate cancer. Pylarify generated over $500 million in sales in 2022, which boosted investors’ outlook for the stock.

What is your outlook for the coming months?

Although we are concerned about the growth outlook in 2023, the U.S. economy is still showing surprising strength in the consumer sector, and unemployment remains low. But we believe this may shift if the Fed’s interest-rate tightening continues. At the same time, we are watching for inflections in key indicators such as supply chains, inflation, labor markets, and consumer spending that may give the Fed a reason to pause. We are also paying close attention to corporate earnings estimates and the potential for downward revisions as the global economy slows in response to aggressive central bank policies. We do foresee an end to interest-rate hikes in 2023, but we believe the Fed is likely to hold interest rates at

Small Cap Value Fund 5

the eventual peak level for longer than many investors expect.

Stocks are pricing in a recession to some degree, in our view. There are holdings in the portfolio with valuations that we believe fully reflect a recessionary outcome. We have increased those positions, as well as added to more defensive sectors, such as health care and consumer staples. We have reduced positions in financials, capital goods, and technology. We are also evaluating and even reducing exposure in some of our outperformers to lock in gains, even if their earnings estimates are rising.

Thank you, Mike, for sharing this update about the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This table shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Small Cap Value Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2023, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 2/28/23

	Life of fund	10 years	5 years	3 years	1 year
Class A (4/13/99)
Before sales charge	9.08%	9.04%	7.13%	17.18%	–3.47%
After sales charge	8.81	8.40	5.87	14.89	–9.02
Class B (5/3/99)
Before CDSC	8.88	8.55	6.32	16.31	–4.13
After CDSC	8.88	8.55	6.02	15.57	–8.45
Class C (7/26/99)
Before CDSC	8.81	8.39	6.31	16.30	–4.17
After CDSC	8.81	8.39	6.31	16.30	–5.04
Class R (3/30/07)
Net asset value	8.81	8.77	6.87	16.91	–3.69
Class R6 (11/1/13)
Net asset value	9.41	9.47	7.57	17.66	–3.11
Class Y (1/3/01)
Net asset value	9.34	9.31	7.38	17.46	–3.22

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after six years.

Class C share performance reflects conversion to class A shares after eight years.

Small Cap Value Fund 7

Comparative annualized index returns For periods ended 2/28/23

	Life of fund	10 years	5 years	3 years	1 year
Russell 2000 Value Index	9.07%	8.46%	6.38%	12.87%	–4.40%
Lipper Small-Cap Value
Funds category median*	9.63	8.76	7.20	16.55	–0.14

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/23, there were 166, 153, 144, 111, and 30 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $22,709 and $22,372, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $23,171, $24,718, and $24,347, respectively.

8 Small Cap Value Fund

Fund price and distribution information For the 12-month period ended 2/28/23

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	1		1	1	1	1	1
Income	$0.045		—	—	—	$0.104	$0.079
Capital gains
Long-term gains	1.023		$1.023	$1.023	$1.023	1.023	1.023
Short-term gains	—		—	—	—	—	—
Total	$1.068		$1.023	$1.023	$1.023	$1.127	$1.102
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
2/28/22	$15.59	$16.54	$11.38	$11.27	$15.14	$16.65	$16.59
2/28/23	13.92	14.77	9.83	9.72	13.50	14.94	14.89

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 3/31/23

	Life of fund	10 years	5 years	3 years	1 year
Class A (4/13/99)
Before sales charge	8.58%	7.46%	5.08%	27.70%	–14.75%
After sales charge	8.32	6.83	3.85	25.21	–19.65
Class B (5/3/99)
Before CDSC	8.38	6.97	4.30	26.75	–15.35
After CDSC	8.38	6.97	4.00	26.13	–19.16
Class C (7/26/99)
Before CDSC	8.32	6.81	4.29	26.75	–15.42
After CDSC	8.32	6.81	4.29	26.75	–16.18
Class R (3/30/07)
Net asset value	8.31	7.19	4.84	27.36	–14.95
Class R6 (11/1/13)
Net asset value	8.91	7.89	5.53	28.21	–14.41
Class Y (1/3/01)
Net asset value	8.84	7.72	5.35	28.01	–14.54

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Small Cap Value Fund 9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 2/28/22*	1.15%	1.90%	1.90%	1.40%	0.76%	0.90%
Annualized expense ratio for the
six-month period ended 2/28/23**	1.19%	1.94%	1.94%	1.44%	0.79%	0.94%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees.

** Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/22 to 2/28/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.08	$9.89	$9.88	$7.35	$4.04	$4.80
Ending value (after expenses)	$1,059.00	$1,055.10	$1,054.70	$1,057.30	$1,060.60	$1,059.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365).

10 Small Cap Value Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/23, use the following calculation method. To find the value of your investment on 9/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.96	$9.69	$9.69	$7.20	$3.96	$4.71
Ending value (after expenses)	$1,018.89	$1,015.17	$1,015.17	$1,017.65	$1,020.88	$1,020.13

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

Small Cap Value Fund 11

Consider these risks before investing

Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing.

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. These risks are generally greater for small and midsize companies. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

12 Small Cap Value Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000® Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed

Small Cap Value Fund 13

by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper,  a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

14 Small Cap Value Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2023, Putnam employees had approximately $450,000,000 and the Trustees had approximately $63,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Small Cap Value Fund 15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16 Small Cap Value Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Small Cap Value Fund 17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Investments Trust and Shareholders of
Putnam Small Cap Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Small Cap Value Fund (one of the funds constituting Putnam Investments Trust, referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the three years in the period ended February 28, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the three years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended February 29, 2020 and the financial highlights for each of the periods ended on or prior to February 29, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated April 6, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 5, 2023

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

18 Small Cap Value Fund

The fund’s portfolio 2/28/23

COMMON STOCKS (99.6%)*	Shares	Value
Aerospace and defense (1.4%)
V2X, Inc. †	85,920	$3,984,110
		3,984,110
Airlines (1.2%)
Sun Country Airlines Holdings, Inc. †	162,095	3,250,005
		3,250,005
Auto components (0.9%)
Motorcar Parts of America, Inc. †	188,260	2,464,323
		2,464,323
Banks (17.9%)
Ameris Bancorp	73,700	3,528,019
Bancorp, Inc. (The) †	116,400	4,026,276
Bank of NT Butterfield & Son, Ltd. (The) (Bermuda)	83,300	3,011,295
Coastal Financial Corp./WA †	57,109	2,635,580
ConnectOne Bancorp, Inc.	113,224	2,745,682
CrossFirst Bankshares, Inc. † S	192,300	2,721,045
Equity Bancshares, Inc. Class A	85,000	2,555,100
First Foundation, Inc.	149,097	2,246,892
Five Star Bancorp	102,442	2,798,715
Lakeland Bancorp, Inc.	156,000	3,003,000
Metropolitan Bank Holding Corp. †	38,414	2,143,885
OFG Bancorp (Puerto Rico)	156,300	4,754,646
Origin Bancorp, Inc.	59,100	2,240,481
Peapack-Gladstone Financial Corp.	69,000	2,563,350
QCR Holdings, Inc. S	60,691	3,246,362
Silvergate Capital Corp. Class A † S	86,600	1,204,606
Southern First Bancshares, Inc. †	32,146	1,293,877
UMB Financial Corp.	31,900	2,892,054
		49,610,865
Biotechnology (4.0%)
Chinook Therapeutics, Inc. †	125,900	2,747,138
ImmunoGen, Inc. †	667,000	2,587,960
Veracyte, Inc. †	125,900	3,098,399
Xencor, Inc. †	82,500	2,650,725
		11,084,222
Capital markets (0.6%)
NewtekOne, Inc. S	115,400	1,766,774
		1,766,774
Chemicals (1.1%)
Olin Corp.	51,400	2,968,350
		2,968,350
Commercial services and supplies (4.3%)
ACCO Brands Corp.	410,700	2,328,669
Aris Water Solution, Inc. Class A S	142,753	2,021,382
Deluxe Corp.	139,300	2,568,692
SP Plus Corp. †	90,000	3,061,800
VSE Corp.	33,800	1,940,458
		11,921,001

Small Cap Value Fund 19

COMMON STOCKS (99.6%)* cont.	Shares	Value
Communications equipment (3.5%)
Aviat Networks, Inc. †	148,328	$5,270,094
Ribbon Communications, Inc. †	1,030,100	4,594,246
		9,864,340
Construction and engineering (3.7%)
APi Group Corp. †	202,800	4,763,772
Granite Construction, Inc.	71,926	3,107,203
WillScot Mobile Mini Holdings Corp. †	47,248	2,428,547
		10,299,522
Containers and packaging (1.2%)
Graphic Packaging Holding Co.	140,500	3,343,900
		3,343,900
Diversified consumer services (1.1%)
Universal Technical Institute, Inc. †	424,612	3,082,683
		3,082,683
Electrical equipment (0.4%)
LSI Industries, Inc.	72,200	1,048,344
		1,048,344
Electronic equipment, instruments, and components (3.9%)
Celestica, Inc. (Canada) †	286,300	3,707,585
Jabil, Inc.	38,311	3,180,962
Vontier Corp.	154,300	4,038,031
		10,926,578
Energy equipment and services (4.1%)
Diamond Offshore Drilling, Inc. †	311,100	3,695,868
Newpark Resources, Inc. †	545,900	2,418,337
Oceaneering International, Inc. †	149,965	3,132,769
ProFrac Holding Corp. Class A †	112,150	2,145,430
		11,392,404
Entertainment (1.0%)
Lions Gate Entertainment Corp. Class A † S	260,028	2,758,897
		2,758,897
Equity real estate investment trusts (REITs) (4.9%)
Alpine Income Property Trust, Inc. R	136,694	2,491,932
Apple Hospitality REIT, Inc. R	199,800	3,298,698
EPR Properties R	62,200	2,540,248
RLJ Lodging Trust R	214,500	2,432,430
Spirit Realty Capital, Inc. R	70,801	2,915,585
		13,678,893
Food and staples retailing (0.8%)
United Natural Foods, Inc. †	56,500	2,301,245
		2,301,245
Food products (0.9%)
Hostess Brands, Inc. †	100,100	2,472,470
		2,472,470
Health-care equipment and supplies (1.2%)
Lantheus Holdings, Inc. †	43,400	3,209,864
		3,209,864

20 Small Cap Value Fund

COMMON STOCKS (99.6%)* cont.	Shares	Value
Health-care providers and services (4.5%)
Acadia Healthcare Co., Inc. †	36,087	$2,616,668
Aveanna Healthcare Holdings, Inc. † S	808,100	985,882
Brookdale Senior Living, Inc. †	921,254	2,975,650
Option Care Health, Inc. †	90,100	2,763,367
RadNet, Inc. †	131,500	3,101,428
		12,442,995
Hotels, restaurants, and leisure (4.3%)
Chuy’s Holdings, Inc. †	93,400	3,339,050
Dave & Buster’s Entertainment, Inc. † S	76,000	3,041,520
Everi Holdings, Inc. †	164,900	3,131,451
Penn Entertainment, Inc. †	84,100	2,567,573
		12,079,594
Household durables (0.7%)
Cavco Industries, Inc. †	7,100	2,023,500
		2,023,500
Insurance (2.3%)
Heritage Insurance Holdings, Inc.	200,439	511,119
Horace Mann Educators Corp.	74,100	2,738,736
Kemper Corp.	51,600	3,178,560
		6,428,415
Internet and direct marketing retail (0.4%)
a.k.a. Brands Holding Corp. † S	871,326	1,228,570
		1,228,570
IT Services (2.0%)
Edigo, Inc. †	1,214,900	1,494,327
IBEX, Ltd. †	142,219	3,975,021
		5,469,348
Machinery (4.1%)
Chart Industries, Inc. † S	21,957	2,931,260
Crane Holdings Co.	28,772	3,446,310
Federal Signal Corp.	37,100	1,957,767
Hillenbrand, Inc.	65,200	3,073,528
		11,408,865
Metals and mining (4.0%)
Alamos Gold, Inc. Class A (Canada)	292,500	2,977,650
Commercial Metals Co.	23,582	1,220,369
Haynes International, Inc.	57,040	3,120,658
United States Steel Corp.	121,300	3,715,419
		11,034,096
Mortgage real estate investment trusts (REITs) (3.9%)
Ladder Capital Corp. R	339,278	3,833,841
MFA Financial, Inc. R	281,500	3,014,865
Rithm Capital Corp. R	438,200	3,987,620
		10,836,326
Multi-utilities (2.0%)
Algonquin Power & Utilities Corp. (Canada) S	305,800	2,333,254
Unitil Corp.	59,000	3,204,880
		5,538,134

Small Cap Value Fund 21

COMMON STOCKS (99.6%)* cont.	Shares	Value
Oil, gas, and consumable fuels (3.6%)
CNX Resources Corp. † S	139,400	$2,139,790
International Seaways, Inc. S	56,800	2,921,792
Magnolia Oil & Gas Corp. Class A	91,975	2,009,654
Scorpio Tankers, Inc.	47,700	2,879,172
		9,950,408
Professional services (0.8%)
ICF International, Inc.	21,700	2,158,933
		2,158,933
Software (1.0%)
Verra Mobility Corp. † S	155,162	2,673,441
		2,673,441
Textiles, apparel, and luxury goods (1.8%)
Levi Strauss & Co. Class A S	143,300	2,570,802
Unifi, Inc. †	230,884	2,389,649
		4,960,451
Thrifts and mortgage finance (2.2%)
Bridgewater Bancshares, Inc. †	169,300	2,490,403
Walker & Dunlop, Inc.	42,561	3,712,596
		6,202,999
Tobacco (1.0%)
Turning Point Brands, Inc.	119,100	2,846,490
		2,846,490
Trading companies and distributors (2.9%)
Custom Truck One Source, Inc. † S	494,900	3,583,076
Karat Packaging, Inc.	71,687	1,111,149
MRC Global, Inc. †	297,000	3,326,401
		8,020,626
Total common stocks (cost $277,177,542)		$276,731,981

SHORT-TERM INVESTMENTS (9.2%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 4.85% [d]	23,894,405	$23,894,405
Putnam Short Term Investment Fund Class P 4.72% L	1,721,557	1,721,557
Total short-term investments (cost $25,615,962)		$25,615,962

TOTAL INVESTMENTS
Total investments (cost $302,793,504)	$302,347,943

22 Small Cap Value Fund

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2022 through February 28, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $277,889,128.
†	This security is non-income-producing.
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$2,758,897	$—	$—
Consumer discretionary	25,839,121	—	—
Consumer staples	7,620,205	—	—
Energy	21,342,812	—	—
Financials	74,845,379	—	—
Health care	26,737,081	—	—
Industrials	52,091,406	—	—
Information technology	28,933,707	—	—
Materials	17,346,346	—	—
Real estate	13,678,893	—	—
Utilities	5,538,134	—	—
Total common stocks	276,731,981	—	—
Short-term investments	—	25,615,962	—
Totals by level	$276,731,981	$25,615,962	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund 23

Statement of assets and liabilities 2/28/23

ASSETS
Investment in securities, at value, including $23,149,511 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $277,177,542)	$276,731,981
Affiliated issuers (identified cost $25,615,962) (Note 5)	25,615,962
Dividends, interest and other receivables	254,389
Receivable for shares of the fund sold	196,725
Receivable for investments sold	496,464
Prepaid assets	39,206
Total assets	303,334,727

LIABILITIES
Payable for investments purchased	995,180
Payable for shares of the fund repurchased	96,983
Payable for compensation of Manager (Note 2)	133,201
Payable for custodian fees (Note 2)	10,963
Payable for investor servicing fees (Note 2)	83,329
Payable for Trustee compensation and expenses (Note 2)	75,291
Payable for administrative services (Note 2)	1,111
Payable for distribution fees (Note 2)	66,840
Collateral on securities loaned, at value (Note 1)	23,894,405
Other accrued expenses	88,296
Total liabilities	25,445,599

Net assets	$277,889,128

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$278,679,394
Total distributable earnings (Note 1)	(790,266)
Total — Representing net assets applicable to capital shares outstanding	$277,889,128

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($151,107,677 divided by 10,855,652 shares)	$13.92
Offering price per class A share (100/94.25 of $13.92)*	$14.77
Net asset value and offering price per class B share ($162,557 divided by 16,544 shares)**	$9.83
Net asset value and offering price per class C share ($8,034,705 divided by 826,724 shares)**	$9.72
Net asset value, offering price and redemption price per class R share
($865,492 divided by 64,115 shares)	$13.50
Net asset value, offering price and redemption price per class R6 share
($23,585,472 divided by 1,578,424 shares)	$14.94
Net asset value, offering price and redemption price per class Y share
($94,133,225 divided by 6,321,659 shares)	$14.89

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24 Small Cap Value Fund

Statement of operations Year ended 2/28/23

INVESTMENT INCOME
Dividends (net of foreign tax of $15,006)	$3,949,628
Interest (including interest income of $45,243 from investments in affiliated issuers) (Note 5)	45,549
Securities lending (net of expenses) (Notes 1 and 5)	129,295
Total investment income	4,124,472

EXPENSES
Compensation of Manager (Note 2)	1,833,710
Investor servicing fees (Note 2)	537,777
Custodian fees (Note 2)	26,488
Trustee compensation and expenses (Note 2)	12,166
Distribution fees (Note 2)	464,482
Administrative services (Note 2)	9,784
Other	297,182
Total expenses	3,181,589
Expense reduction (Note 2)	(1,643)
Net expenses	3,179,946

Net investment income	944,526

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	27,474,679
Foreign currency transactions (Note 1)	(20)
Written options (Note 1)	47,756
Total net realized gain	27,522,415
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(42,936,546)
Total change in net unrealized depreciation	(42,936,546)

Net loss on investments	(15,414,131)

Net decrease in net assets resulting from operations	$(14,469,605)

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund 25

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 2/28/23	Year ended 2/28/22
Operations
Net investment income	$944,526	$592,756
Net realized gain on investments
and foreign currency transactions	27,522,415	45,470,515
Change in net unrealized depreciation of investments	(42,936,546)	(8,335,050)
Net increase (decrease) in net assets resulting
from operations	(14,469,605)	37,728,221
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(456,171)	(334,067)
Class R6	(157,748)	(141,095)
Class Y	(540,054)	(459,872)
From net realized long-term gain on investments
Class A	(10,366,706)	—
Class B	(27,996)	—
Class C	(785,986)	—
Class R	(57,352)	—
Class R5	—	—
Class R6	(1,551,691)	—
Class Y	(6,993,353)	—
Increase (decrease) from capital share transactions (Note 4)	(26,840,347)	93,675,823
Total increase (decrease) in net assets	(62,247,009)	130,469,010

NET ASSETS
Beginning of year	340,136,137	209,667,127
End of year	$277,889,128	$340,136,137

The accompanying notes are an integral part of these financial statements.

26 Small Cap Value Fund

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Small Cap Value Fund 27

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From net	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
February 28, 2023	$15.59	.03	(.63)	(.60)	(.05)	(1.02)	—	(1.07)	$13.92	(3.47)	$151,108	1.18[e]	.20	72
February 28, 2022	13.29	.02	2.31	2.33	(.03)	—	—	(.03)	15.59	17.55	164,411	1.15	.16	60
February 28, 2021	9.46	.07	3.86	3.93	(.06)	—	(.04)	(.10)	13.29	41.80	136,442	1.26	.73	113
February 29, 2020	10.63	.10	(1.12)	(1.02)	(.14)	—	(.01)	(.15)	9.46	(9.77)	110,135	1.23	.96	108
February 28, 2019	13.06	.07	(.56)	(.49)	(.09)	(1.79)	(.06)	(1.94)	10.63	(2.78)	138,636	1.22	.58	534
Class B
February 28, 2023	$11.38	(.04)	(.49)	(.53)	—	(1.02)	—	(1.02)	$9.83	(4.13)	$163	1.93[e]	(.41)	72
February 28, 2022	9.76	(.06)	1.68	1.62	—	—	—	—	11.38	16.60	649	1.90	(.57)	60
February 28, 2021	6.97	—[d]	2.84	2.84	(.03)	—	(.02)	(.05)	9.76	40.77	879	2.01	.03	113
February 29, 2020	7.87	.02	(.83)	(.81)	(.08)	—	(.01)	(.09)	6.97	(10.47)	977	1.98	.24	108
February 28, 2019	10.21	(.01)	(.46)	(.47)	(.05)	(1.79)	(.03)	(1.87)	7.87	(3.57)	1,774	1.97	(.10)	534
Class C
February 28, 2023	$11.27	(.06)	(.47)	(.53)	—	(1.02)	—	(1.02)	$9.72	(4.17)	$8,035	1.93[e]	(.54)	72
February 28, 2022	9.66	(.06)	1.67	1.61	—	—	—	—	11.27	16.67	9,036	1.90	(.58)	60
February 28, 2021	6.93	(.01)	2.81	2.80	(.04)	—	(.03)	(.07)	9.66	40.70	10,969	2.01	(.11)	113
February 29, 2020	7.83	.02	(.82)	(.80)	(.09)	—	(.01)	(.10)	6.93	(10.43)	6,905	1.98	.22	108
February 28, 2019	10.16	(.01)	(.46)	(.47)	(.04)	(1.79)	(.03)	(1.86)	7.83	(3.60)	9,845	1.97	(.08)	534
Class R
February 28, 2023	$15.14	(.01)	(.61)	(.62)	—	(1.02)	—	(1.02)	$13.50	(3.69)	$865	1.43[e]	(.06)	72
February 28, 2022	12.91	(.01)	2.24	2.23	—	—	—	—	15.14	17.27	1,029	1.40	(.08)	60
February 28, 2021	9.19	.04	3.76	3.80	(.05)	—	(.03)	(.08)	12.91	41.50	1,015	1.51	.46	113
February 29, 2020	10.34	.07	(1.09)	(1.02)	(.12)	—	(.01)	(.13)	9.19	(10.02)	734	1.48	.72	108
February 28, 2019	12.76	.04	(.55)	(.51)	(.07)	(1.79)	(.05)	(1.91)	10.34	(3.07)	1,050	1.47	.28	534
Class R6
February 28, 2023	$16.65	.09	(.68)	(.59)	(.10)	(1.02)	—	(1.12)	$14.94	(3.11)	$23,585	.79[e]	.60	72
February 28, 2022	14.19	.09	2.46	2.55	(.09)	—	—	(.09)	16.65	17.97	26,901.76		.55	60
February 28, 2021	10.08	.11	4.14	4.25	(.08)	—	(.06)	(.14)	14.19	42.51	20,843.83		1.14	113
February 29, 2020	11.32	.16	(1.21)	(1.05)	(.18)	—	(.01)	(.19)	10.08	(9.42)	14,260.80		1.43	108
February 28, 2019	13.78	.14	(.59)	(.45)	(.13)	(1.79)	(.09)	(2.01)	11.32	(2.39)	36,574.79		1.07	534
Class Y
February 28, 2023	$16.59	.07	(.67)	(.60)	(.08)	(1.02)	—	(1.10)	$14.89	(3.22)	$94,133	.93[e]	.48	72
February 28, 2022	14.15	.06	2.46	2.52	(.08)	—	—	(.08)	16.59	17.80	138,102.90		.35	60
February 28, 2021	10.06	.10	4.11	4.21	(.07)	—	(.05)	(.12)	14.15	42.14	39,403	1.01	1.00	113
February 29, 2020	11.28	.14	(1.19)	(1.05)	(.16)	—	(.01)	(.17)	10.06	(9.51)	41,335.98		1.23	108
February 28, 2019	13.74	.12	(.60)	(.48)	(.11)	(1.79)	(.08)	(1.98)	11.28	(2.66)	79,881.97		.93	534

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Small Cap Value Fund	Small Cap Value Fund 29

Financial highlights cont.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Amount represents less than $0.01 per share.

e Includes one-time proxy cost of 0.01%.

The accompanying notes are an integral part of these financial statements.

30 Small Cap Value Fund

Notes to financial statements 2/28/23

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Additionally, references to “OTC”, if any, represent over-the-counter and references to “ESG”, if any, represent environmental, social and governance. Unless otherwise noted, the “reporting period” represents the period from March 1, 2022 through February 28, 2023.

Putnam Small Cap Value Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of small U.S. companies, with a focus on value stocks. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Under normal circumstances the fund invests at least 80% of its net assets in companies of a size similar to those in the Russell 2000 Value Index. This policy may be changed only after 60 days’ notice to shareholders. As of April 30, 2022, the index was composed of companies having market capitalizations of between approximately $27.4 million and $13.3 billion. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 5.75%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 6 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class R†	None	None	None
Class R5† **	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

** Class R5 shares had no assets effective July 5, 2022.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Small Cap Value Fund 31

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition

32 Small Cap Value Fund

of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to generate additional income for the portfolio.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Small Cap Value Fund 33

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $23,894,405 and the value of securities loaned amounted to $23,149,511.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any,

34 Small Cap Value Fund

are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $557,733 to its fiscal year ending February 29, 2024 of late year ordinary losses ((i) ordinary losses recognized between January 1, 2023 and February 28, 2023, and (ii) specified ordinary and currency losses recognized between November 1, 2022 and February 28, 2023).

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions and late year loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $20 to increase accumulated net investment loss and $20 to increase accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$32,527,402
Unrealized depreciation	(34,585,303)
Net unrealized depreciation	(2,057,901)
Undistributed long-term gains	1,825,364
Late year ordinary loss deferral	(557,733)
Cost for federal income tax purposes	$304,405,844

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.619% of the fund’s average net assets.

Putnam Management has contractually agreed, through June 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not

Small Cap Value Fund 35

manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% (prior to July 1, 2022, the annual rate was 0.35%) of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R5 shares had no assets effective July 5, 2022.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$290,642	Class R5	4
Class B	767	Class R6	12,156
Class C	15,696	Class Y	216,856
Class R	1,656	Total	$537,777

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,643 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $237, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

36 Small Cap Value Fund

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$375,176
Class B	1.00%	1.00%	3,994
Class C	1.00%	1.00%	81,032
Class R	1.00%	0.50%	4,280
Total			$464,482

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $24,025 from the sale of class A shares and received $87 and $89 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $15 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$211,412,870	$255,240,357
U.S. government securities (Long-term)	—	—
Total	$211,412,870	$255,240,357

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 2/28/23		YEAR ENDED 2/28/22
Class A	Shares	Amount	Shares	Amount
Shares sold	966,662	$13,888,319	2,015,551	$30,506,508
Shares issued in connection with
reinvestment of distributions	805,766	10,611,936	21,330	326,781
	1,772,428	24,500,255	2,036,881	30,833,289
Shares repurchased	(1,461,314)	(20,708,391)	(1,758,069)	(26,613,316)
Net increase	311,114	$3,791,864	278,812	$4,219,973

	YEAR ENDED 2/28/23		YEAR ENDED 2/28/22
Class B	Shares	Amount	Shares	Amount
Shares sold	1,596	$16,187	11,124	$123,555
Shares issued in connection with
reinvestment of distributions	3,006	27,989	—	—
	4,602	44,176	11,124	123,555
Shares repurchased	(45,076)	(462,368)	(44,217)	(486,450)
Net decrease	(40,474)	$(418,192)	(33,093)	$(362,895)

Small Cap Value Fund 37

	YEAR ENDED 2/28/23		YEAR ENDED 2/28/22
Class C	Shares	Amount	Shares	Amount
Shares sold	201,921	$2,137,505	334,081	$3,677,406
Shares issued in connection with
reinvestment of distributions	85,224	784,909	—	—
	287,145	2,922,414	334,081	3,677,406
Shares repurchased	(262,024)	(2,687,268)	(667,799)	(7,170,900)
Net increase (decrease)	25,121	$235,146	(333,718)	$(3,493,494)

	YEAR ENDED 2/28/23		YEAR ENDED 2/28/22
Class R	Shares	Amount	Shares	Amount
Shares sold	17,217	$229,863	23,855	$349,121
Shares issued in connection with
reinvestment of distributions	4,488	57,352	—	—
	21,705	287,215	23,855	349,121
Shares repurchased	(25,576)	(378,377)	(34,487)	(499,246)
Net decrease	(3,871)	$(91,162)	(10,632)	$(150,125)

	YEAR ENDED 2/28/23*		YEAR ENDED 2/28/22
Class R5	Shares	Amount	Shares	Amount
Shares sold	20	$342	1,063	$16,827
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	20	342	1,063	16,827
Shares repurchased	(506)	(7,274)	(8,755)	(141,507)
Net decrease	(486)	$(6,932)	(7,692)	$(124,680)

	YEAR ENDED 2/28/23		YEAR ENDED 2/28/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	245,258	$3,728,094	841,228	$13,472,499
Shares issued in connection with
reinvestment of distributions	120,946	1,708,960	8,628	141,069
	366,204	5,437,054	849,856	13,613,568
Shares repurchased	(403,397)	(6,232,314)	(703,553)	(11,390,046)
Net increase (decrease)	(37,193)	$(795,260)	146,303	$2,223,522

	YEAR ENDED 2/28/23		YEAR ENDED 2/28/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,387,633	$52,707,348	6,698,604	$110,046,559
Shares issued in connection with
reinvestment of distributions	534,105	7,520,202	28,163	459,059
	3,921,738	60,227,550	6,726,767	110,505,618
Shares repurchased	(5,922,521)	(89,783,361)	(1,189,423)	(19,142,096)
Net increase (decrease)	(2,000,783)	$(29,555,811)	5,537,344	$91,363,522

* Class R5 shares had no assets effective July 5, 2022.

At the close of the reporting period, a shareholder of record owned 5.8% of the outstanding shares of the fund.

38 Small Cap Value Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 2/28/22	cost	proceeds	income	of 2/28/23
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$13,226,275	$215,352,805	$204,684,675	$590,025	$23,894,405
Putnam Short Term
Investment Fund**	1,398,518	73,132,994	72,809,955	45,243	1,721,557
Total Short-term
investments	$14,624,793	$288,485,799	$277,494,630	$635,268	$25,615,962

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The Covid–19 pandemic and efforts to contain its spread have resulted in, among other effects, significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, significant changes in fiscal and monetary policies, and economic downturns and recessions. The effects of the Covid–19 pandemic have negatively affected, and may continue to negatively affect, the global economy, the economies of the United States and other individual countries, the financial performance of individual issuers, sectors, industries, asset classes, and markets, and the value, volatility, and liquidity of particular securities and other assets. The effects of the Covid–19 pandemic also are likely to exacerbate other risks that apply to the fund, which could negatively impact the fund’s performance and lead to losses on your investment in the fund. The duration of the Covid–19 pandemic and its effects cannot be determined with certainty.

Small Cap Value Fund 39

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Written equity option contracts (contract amount)	$—*

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (Note 1) (there were no unrealized gains or losses on derivative instruments):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Options	Total
Equity contracts	$47,756	$47,756
Total	$47,756	$47,756

40 Small Cap Value Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $23,769,292 as a capital gain dividend with respect to the taxable year ended February 28, 2023, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $4,616 of distributions paid as qualifying to be taxed as interest-related dividends, and no amount to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2024 will show the tax status of all distributions paid to your account in calendar 2023.

Small Cap Value Fund 41

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment advisor, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai

Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; and previously a Board Member of Catholic Charities of St. Paul and Minneapolis.

42 Small Cap Value Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of February 28, 2023, there were 105 mutual funds, 4 closed-end funds, and 7 exchange-traded funds in the Putnam funds complex. Each Trustee serves as Trustee of all funds in the Putnam funds complex.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Small Cap Value Fund 43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Michael J. Higgins (Born 1976)	Assistant Vice President, Assistant Clerk,
Vice President, Treasurer, and Clerk	and Assistant Treasurer
Since 2010	Since 2004

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Head of Fund Administration Services,
Richard T. Kircher (Born 1962)	Putnam Investments and Putnam Management
Vice President and BSA Compliance Officer
Since 2019	Stephen J. Tate (Born 1974)
Assistant Director, Operational Compliance, Putnam	Vice President and Chief Legal Officer
Investments and Putnam Retail Management	Since 2021
General Counsel, Putnam Investments,
Martin Lemaire (Born 1984)	Putnam Management, and Putnam Retail Management
Vice President and Derivatives Risk Manager
Since 2022	Mark C. Trenchard (Born 1962)
Risk Manager and Risk Analyst, Putnam Investments	Vice President
Since 2002
Susan G. Malloy (Born 1957)	Director of Operational Compliance, Putnam
Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

44 Small Cap Value Fund

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Michael J. Higgins	Janet C. Smith
Ropes & Gray LLP	Vice President, Treasurer,	Vice President,
	and Clerk	Principal Financial Officer,
Independent Registered		Principal Accounting Officer,
Public Accounting Firm	Jonathan S. Horwitz	and Assistant Treasurer
PricewaterhouseCoopers LLP	Executive Vice President,
	Principal Executive Officer,	Stephen J. Tate
	and Compliance Liaison	Vice President and
Chief Legal Officer

Mark C. Trenchard
Vice President

This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In January 2023, the Code of Ethics of Putnam Investments and Code of Ethics of Putnam Funds were amended. The key changes to the Putnam Investments Code of Ethics are as follows: (i) Prohibition on investments in a single stock ETFs and (ii) Revision to the 7-day blackout rule for Analysts. The key change to the Putnam Funds Code of Ethics was that the provisions of the Code of Ethics for employees of PanAgora Asset Management, inc. and any of its subsidiaries are excluded from the Putnam Funds’ Code of Ethics.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Ms. Murphy and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

February 28, 2023	$51,246	$ —	$5,645	$ —
February 28, 2022	$40,464	$ —	$5,382	$ —

For the fiscal years ended February 28, 2023 and February 28, 2022, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $247,656 and $298,802 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

February 28, 2023	$ —	$242,011	$ —	$ —
February 28, 2022	$ —	$293,420	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 27, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 27, 2023